Exhibit 99.1

 Growth Equity Capital Raise  Opportunity Overview  December 2017

Executive Summary

Powin

Opportunity Overview

- Powin Energy Corp ("Powin") is a commercially proven, cost-competitive, bankable energy storage system provider leveraging proven lithium-ion battery technology to capture meaningful market share in the rapidly growing (35% CAGR over next ten years) energy storage market
- Over the past 8 years Powin applied their competitive advantages to the nascent energy storage sector and is currently among the market leaders in providing utility-scale and turnkey battery energy storage solutions
- Powin's stack design and patented battery management technologies incorporates third-party, commercially-proven lithium-ion battery cells into large systems that help utilities and energy developers turn current and future grid challenges into opportunities
- Powin designs, assembles, delivers and operates energy storage systems; they do not manufacture any battery cells nor do they take any battery technology risk
- Powin has engaged Swift Current Advisors to raise $10 to $15 million of growth equity to: (1) build on existing revenue base to accelerate sales pipeline, (2) contribute to ongoing R&D, and (3) strengthen their balance sheet in order to provide additional comfort to customers

Powin's Position in the Market

- Falling battery costs and emerging storage use cases have created an inflection point in the energy storage markets; Powin represents an immediate opportunity to participate in this rapidly growing industry
- Currently, Powin out-prices large competitors' by 10 – 15% through control of the entire value chain and remaining battery cell agnostic, allowing for competitive procurement of this commoditized system component
- Powin has secured advantageous pricing for battery cells that will significantly lower system cost in 2018 and further in 2019
- As the market matures, Powin's proprietary, patented battery management system ("BMS") will provide deeper insights into cell behavior than competitors and provides a flexible platform for value-add applications that evolve with customer needs
- While most competitors provide select components of an energy storage system, Powin delivers turnkey, fully integrated, and bankable energy storage systems

Key Market Themes Driving Powin's Strategy

1 *Powin is ideally positioned in the rapidly growing energy storage market driven by falling costs and renewables integration*



Forecasted Top 10 Global Markets Annual Storage Capacity Additions (GW)1
GW
20
15
10
5
0
0.9
1.7
2.2
3.2
4.4
5.7
8.2
10.9
15.0
18.7
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026

2 *Powin's model exploits the continued falling cost of lithium-based battery technologies*



Lithium-ion Battery Historical and Projected Cost Curves ($/kWh)2
$/kWh
$1,000
$800
$600
$400
$200
$-
2010
2015
2020
2025
2030
Observed Prices
Forecasted Price

3 *Powin captures technology, price and scale benefits from billions of investments into manufacturing facilities largely driven by the electric vehicle market*



Forecasted Cumulative Global Lithium-ion Manufacturing Capacity (GWh)2
GWh of Production
300
200
100
0
103
125
141
190
235
278
2016
2017
2018
2019
2020
2021

Sources: 1. Navigant; 2. Bloomberg New Energy Finance

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Competitive Position and Competitive Advantages

Powin

Key Investment Highlights

1. **Bankable Technology**: Powin has secured non-recourse project debt from Brookfield Renewables; financial partners, customers, utilities and expert consultants know that the Powin BESS works
2. **Current Substantial Market Share**: Powin validated market acceptance of its technology with a 9 MWh operating project and 46.8 MWh under construction within one of commercialization
3. **Sophisticated and Low-Cost Procurement Supply Chain**: Powin's U.S. and China-based teams maintain an advanced supply chain in Asia to identify and qualify the best value, best fit commercial lithium-ion batteries and components; Powin's affiliated manufacturing facility in China allows continual cost, quality, and delivery improvements
4. **'Future Proof' Technology Solutions**: Powin is cell chemistry agnostic which coupled with strong relationships amongst battery manufacturers provides three distinct advantages: (i) low system cost through a competitive procurement process, (ii) flexibility to select batteries based on customer specific needs, and (iii) no exposure to a single battery chemistry or manufacturer
5. **Ideally Placed to Maintain Market Share**: Current business development efforts are focused on direct system sales to North American energy developers, currently with $250M of probability adjusted sales opportunities (one of the largest in the industry):

Operating	*In-Construction*	*Booked Sales*	*Proposal Stage*	*Identified*
9 MWh	46.8 MWh	66 MWh	1,000+ MWh	1,000+ MWh

6. **Leveraging Partnerships for Further Growth**: Powin is building sales channels with utilities, IPPs, C&I developers, and in fast growing international markets

Vertically Integrated Platform

Powin's Value Across the Supply Chain

Powin Applications Layer:

Utilizing detailed BMS data, Powin engineers value-add customer applications, opens new markets, and creates additional revenue streams

Modular Core Product:

Allows rapid and low cost installation across utility and C&I applications in indoor or outdoor environments

Powin Assembly and Integration:

Flexible manufacturing processes allows optimal design and integration of full turnkey solutions to meet evolving market demands

Powin Battery Management System:

Proprietary BMS employs sophisticated monitoring and controls reducing operating costs, improving system safety, and extending cell life

Sustained Advantage Relative to Competitors

No Captive Battery Cell Technology

Fully integrated battery cell manufacturers are captive to their own cell technology, causing them rigidity on price and exposure to commodity pricing risk; Powin has the flexibility to use multiple cell providers and chemistries to drive down costs and avoid supply constraints

Capture More of the Value Chain

Battery Integrators focus on the final installation and delivery of energy storage systems for projects; this limited portion of the value chain threatens their sustained margins while Powin can capture more value by providing this as a piece of its offering

Insight to Continuously Innovate

Software providers create applications and integrations that sit on top of other vendors' technologies, but without Powin's deep analytic insight of batteries on the cell level, these firms will struggle to create effective products

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Company Background

Powin

Company Background

- Powin has a 26 year history as a global manufacturer supplying design, engineering, manufacturing, and logistics services
- In 2009, Powin formed the energy storage product division and in 2016 sold off all non-energy related businesses to become a pure-play stationary energy storage company
- Powin is SEC registered and publicly traded ("PWON") on the over-the-counter market
- Powin is headquartered in Tualatin, Oregon with its affiliated manufacturing facility in Yangzhou, China and additional engineering, programming, and procurement professionals at its Qingdao, China office
- Powin has 32 employees across the U.S. and China
- Powin generated significant revenues in 2017 and expects to substantially increase revenues in 2018

Management

- ***Joseph Lu, Co-Founder and Chairman***: 25+ years in contract manufacturing products in China for the U.S. market, provided Powin with the unique relationships needed to form a sophisticated supply chain in Asia
- ***Virgil Beaston, CTO***: Continues to innovate Powin's core technology, with 10 years of battery management system experience including time as the co-founder and CTO of Greensmith
- ***Geoff Brown, President***: Drives Powin's sales strategy, was instrumental to development of Powin's operating storage assets and has 10+ years of experience as energy developer at NRG, Beacon Power, and Element Power

Select Capital Providers and Partners

SDGE

SOUTHERN CALIFORNIA EDISON

ieso

Brookfield Renewable Energy Partners

BlueSky Alternative Thinking

Demonstrated Performance of Utility Scale Operating Assets



9 MWh Millikan Project – Operating

- Reached commercial operations in January 2017 using Lixin lithium iron phosphate cells
- Awarded an off-take contract with Southern California Edison in July 2016 as part of the Aliso Canyon RFP
- The independent engineering firm DNV GL performed a detailed and rigorous report on Powin's technology
- Powin is providing on-going operational services and warranty management

40 MWh Stratford Project – In Construction

- Ontario based project to reach COD on or around year-end 2017 using lithium iron phosphate cells
- Closed on non-recourse project debt with Brookfield Renewables, demonstrating Powin's bankability
- Contracted with the Ontario Independent Energy System Operator
- The independent engineering firm DNV GL performed a detailed and rigorous report on the Powin's technology
- Powin is providing on-going operational services and warranty management



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Process Details and Contact Information

Powin

Process Summary

- Powin has retained Swift Current Advisors as an exclusive advisor to contact a select group of potential investors for the growth equity raise
- Swift Current Advisors is available for introductory conversations to provide additional context on Powin, the opportunity, and the capital raise process
- Interested investors can execute a non-disclosure agreement to receive a confidential investor presentation and financial pro forma projections; investors that do not execute non-disclosure agreements can receive a redacted investor presentation
- After initial review the confidential investor presentation, Swift Current Advisors will provide a more detailed electronic data room and access to the Powin management team
- Powin and Swift Current Advisors are targeting initial term sheet discussions in January and February 2018, with the goal of closing on the funding in March 2018

Process Contact Information

SWIFT CURRENT ADVISORS

Jason Segal, CFA	**Alex Miadelets**
Co-Founder and Co-Managing Partner	*Managing Director*
+1 646.693.9449	+1 646.693.9444
jsegal@swiftcurrentadv.com	amiadelets@swiftcurrentadv.com
Patrick Norton	**Ashton Whitcomb**
Vice President	*Associate*
+1 312.257.4961	+1 646.693.9454
pnorton@swiftcurrentadv.com	awhitcomb@swiftcurrentadv.com

Disclaimer

All communications and inquiries relating to the materials and the process or requests for additional information should be addressed to the Swift Current Advisors team members listed below. Under no circumstances should Powin or any of its respective officers, directors, employees, suppliers, or partners be contacted directly.

This overview is for informational purposes only and does not constitute an offer to sell or a solicitation of an offer to buy any securities. Any such offer will be made only pursuant to a Private Placement Memorandum that will be provided in connection with any such offering. The information contained herein includes (or is based in part on) projections, valuations, estimates and other financial data. This information has not been verified or substantiated by any third party sources. This information should not be relied upon for the purpose of making an investment. Any information regarding projected or estimated values, investment returns or distributions are estimates only and should not be considered indicative of the actual results that may be realized or predictive of any investment. This presentation is preliminary in nature. This document is a confidential document that is not to be made available to third parties and in particular must not be made available to the public nor be made available in jurisdictions where this would be contrary to local laws and regulations. Recipients of this document are required to inform themselves of and to comply with all applicable local laws and regulations in any jurisdiction in which they receive or use this document.

The information presented herein contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In some cases, forward-looking statements can be identified by the following words: "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "ongoing," "plan," "potential," "predict," "project," "should," "will," "would," or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. Forward-looking statements are not a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. Forward-looking statements are based on information available at the time the statements are made and involve known and unknown risks, uncertainties and other factors that may cause our results, levels of activity, performance or achievements to be materially different from the information expressed or implied by the forward-looking statements in this presentation. The information contained herein should be considered in light of all filings of Powin that are contained in the Edgar Archives of the Securities and Exchange Commission at www.sec.gov.

Securities Offered Through Alternative Investment Services LLC, Member FINRA/SIPC

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